SUPPLEMENT TO THE PROSPECTUS OF
                          WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                         WPG Government Securities Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                WPG Growth Fund
                          WPG Quantitative Equity Fund



                                Dated May 1, 1996


Weiss, Peck & Greer International Fund

   The following disclosure replaces the paragraph captioned "Weiss, Peck & Greer International Fund" on page 29 of the attached Prospectus:


   Weiss, Peck & Greer International Fund. David Kiddie has been the portfolio manager of the Fund since June, 1996. Mr. Kiddie has been a Director of HSIM since April 1996. Prior thereto, Mr. Kiddie was Head of the European Equities Team at Lloyds Investment Management International Limited, the Fund's previous subadviser (1994-1996), Director of European Equities at Sun Life Investment Management (1992-1994), and Director of European Equity Strategies at Enskilda Securities (1991-1992).


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WPG Quantitative Equity Fund

   The following disclosure replaces the paragraph captioned "WPG Quantitative Equity Fund" on page 29 of the attached Prospectus:

   WPG Quantitative Equity Fund. Daniel J. Cardell is primarily responsible for the day-to-day management of the Fund. Mr. Cardell has been a principal of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America.

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Each Fund

   To the extent that a Fund is required by policies of the staff of the Securities and Exchange Commission to cover its obligations under certain securities transactions, the Fund may maintain in a segregated account with its custodian either cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's obligation.

WPG Quantitative Equity Fund

   The following disclosure replaces the "Investment Program" section which begins on page 17 of the attached prospectus.


QUANTITATIVE EQUITY FUND
Investment Objective. The Quantitative Equity Fund seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

Investment Program. To seek to achieve its investment objective, the Quantitative Equity Fund will, under normal market conditions, invest in a portfolio of stocks that is considered more "efficient" than the S&P 500 Index of selected common stocks. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of such a portfolio's investments is established quantitatively, taking into account the expected return and volatility of returns for each security in a given universe. To implement this strategy, WPG compiles historical data for over 1,000 stocks comprised of the S&P 500 Index, and 500 other large capitalization stocks. WPG then derives expected returns for each stock and seeks to maximize the expected return for a given level of risk. Using a sophisticated software program incorporating risk reduction techniques that have been developed by investment professionals of WPG, a portfolio is constructed that is believed to have optimized risk/reward ratios. WPG selects the combination of stocks, together with their appropriate weightings, that WPG believes will comprise the optimal portfolio for the Fund. It is expected that the Fund's optimal portfolio will consist of between 100 and 180 stocks. This optimal portfolio is designed to have a return greater than, but highly correlated to, the return of the S&P 500 Index. After the optimal portfolio is constructed, the portfolio will be rebalanced from time to time to maintain the optimal risk/reward trade-off. WPG continually assesses each stock's changing characteristics relative to its contribution to portfolio risk. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by S&P. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market. While the Quantitative Equity Fund will generally be fully invested in equity securities, it may invest up to 35% of its total assets in fixed income obligations maturing in one year or less that are rated at least AA by S&P or Aa by Moody's, or their equivalents, or unrated securities determined by WPG to be of comparable quality. The Fund may also purchase and sell futures contracts on securities and securities indices and options on such futures contracts, as well as purchase and sell (write) exchange-traded and over-the-counter put and call options on securities and securities indices. The Fund also may lend its portfolio securities to generate additional income, enter into repurchase agreements, invest in warrants and ADRs, and purchase securities on a forward commitment or when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's objective of outperforming the S&P 500 Index. WPG's research personnel will monitor and occasionally make changes in the way the portfolio is constructed or traded. Such changes may include: determining better ways to derive expected returns, improving the manner in which each stock's contribution to risk is determined, altering constraints in the optimization process, and effecting changes in trading procedure (to reduce transaction costs or enhance the effects of rebalancing). Any such changes are intended to be consistent with the Fund's basic philosophy of seeking higher returns than those that could be obtained by investing directly in all of the stocks in the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective. For further information concerning the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

Dated January 21, 1997